UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2005

Wachovia Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, relating to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C4)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-83930-04 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
301 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C4, which was made on February 15, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on February 15, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: February 18, 2005
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Administrator:
Brian Ames 312.904.7807
brian.ames@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Mortgage Loan Characteristics
Page 2-4
Page 5-7

Page 15-17
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Modified Loan Detail
Realized Loss Detail
Historical REO Report
Appraisal Reduction Detail
Page 18-24

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
WBCM03C4
WBCM03C4_200502_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
10-Apr-03
15-May-03
16-Apr-35
Parties to The Transaction
Depositor: Wachovia Commercial Mortgage Securities, Inc.
Underwriter: Wachovia Commercial Mortgage Securities, Inc.
Master Servicer: Wachovia Bank, National Association
Special Servicer: Clarion Partners, LLC
Rating Agency: Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.698674%
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
86
REMIC II
Statement Date:
ABN AMRO Acct: 720502.2
810.680632795
9.317498012
0.000000000
801.363134783
2.028728323
Fixed
0.00
0.00
0.000000000
3.00300000%
0.000000000
929766DZ3
A-1
80,500,000.00
65,259,790.94
750,058.59
0.00
64,509,732.35
163,312.63
1000.000000000
0.000000000
0.000000000
1000.000000000
3.804999987
Fixed
0.00
)
(0.01
)
(0.000000027
4.56600000%
0.000000000
929766EA7
A-2
374,075,000.00
374,075,000.00
0.00
0.00
374,075,000.00
1,423,355.37
977.163022503
1.078391058
0.000000000
976.084631445
3.749863117
Fixed
0.00
0.00
0.000000000
4.60500000%
0.000000000
929766EH2/929766EW9
A-1A
249,922,000.00
244,214,536.91
269,513.65
0.00
243,945,023.26
937,173.29
976.509967159
0.000000000
0.000000000
975.366652273
0.110475147
0.133360709%
0.00
0.00
0.000000000
0.13575917%
0.000000000
N
929766EF6/929766EU3
XC
891,768,534.00
870,820,861.85
0.00
0.00
869,801,289.61
98,518.26
948.538835060
0.000000000
0.000000000
948.538835060
0.802536336
1.015921892%
0.00
0.00
0.000000000
1.01529169%
0.000000000
N
929766EG4/929766EV1
XP
846,619,000.00
803,051,000.00
0.00
0.00
803,051,000.00
679,442.51
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120833430
Fixed
0.00
0.00
0.000000000
4.94500000%
0.000000000
929766EB5
B
34,556,000.00
34,556,000.00
0.00
0.00
34,556,000.00
142,399.52
1000.000000000
0.000000000
0.000000000
1000.000000000
4.153333632
Fixed
0.00
0.00
0.000000000
4.98400000%
0.000000000
929766EC3
C
11,147,000.00
11,147,000.00
0.00
0.00
11,147,000.00
46,297.21
1000.000000000
0.000000000
0.000000000
1000.000000000
4.200000000
Fixed
0.00
0.00
0.000000000
5.04000000%
0.000000000
929766ED1
D
22,294,000.00
22,294,000.00
0.00
0.00
22,294,000.00
93,634.80
1000.000000000
0.000000000
0.000000000
1000.000000000
4.260833469
Fixed
0.00
0.00
0.000000000
5.11300000%
0.000000000
929766EE9
E
12,262,000.00
12,262,000.00
0.00
0.00
12,262,000.00
52,246.34
1000.000000000
0.000000000
0.000000000
1000.000000000
4.671666939
5.606000000%
0.00
0.00
0.000000000
5.60600000%
0.000000000
929766EJ8/929766EX7
F
12,262,000.00
12,262,000.00
0.00
0.00
12,262,000.00
57,283.98
1000.000000000
0.000000000
0.000000000
1000.000000000
4.666322486
5.650235694%
0.00
0.00
0.000000000
5.59958726%
0.000000000
929766EK5/929766EY5
G
12,261,000.00
12,261,000.00
0.00
0.00
12,261,000.00
57,213.78
1000.000000000
0.000000000
0.000000000
1000.000000000
4.666322786
5.650235694%
0.00
0.00
0.000000000
5.59958726%
0.000000000
929766EL3/929766EZ2
H
12,262,000.00
12,262,000.00
0.00
0.00
12,262,000.00
57,218.45
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766EM1/929766FA6
J
20,065,000.00
20,065,000.00
0.00
0.00
20,065,000.00
82,467.15
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766EN9/929766FB4
K
8,918,000.00
8,918,000.00
0.00
0.00
8,918,000.00
36,652.98
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766EP4/929766FC2
L
6,688,000.00
6,688,000.00
0.00
0.00
6,688,000.00
27,487.68
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.698674%
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
86
REMIC II
Statement Date:
ABN AMRO Acct: 720502.2
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766EQ2/929766FD0
M
6,688,000.00
6,688,000.00
0.00
0.00
6,688,000.00
27,487.68
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
Fixed
0.00
0.00
0.000000000
4.93200000%
0.000000000
929766ER0/929766FE8
N
1,115,000.00
1,115,000.00
0.00
0.00
1,115,000.00
4,582.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.118333707
Fixed
0.00
0.00
0.000000000
4.94200000%
0.000000000
929766ES8/929766FF5
O
4,459,000.00
4,459,000.00
0.00
0.00
4,459,000.00
18,363.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.246666918
5.096000000%
0.00
0.01
0.000000449
5.09600000%
0.000000000
929766ET6/929766FG3
P
22,294,534.00
22,294,534.00
0.00
0.00
22,294,534.00
94,677.46
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSK956
RII
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
891,768,534.00
870,820,861.85
5,119,387.63
Total
869,801,289.61
1,019,572.24
0.00
4,099,815.39
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.698674%
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
86
Grantor Trust
Statement Date:
ABN AMRO Acct: 720502.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSK957
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,212,391.76
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,271,937.24
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,239,135.89
)
(1,959.35
0.00
0.00
)
(137,361.17
)
(139,320.52
1,009,394.97
10,177.27
1,019,572.24
0.00
0.00
0.00
0.00
0.00
0.00
1,019,572.24
5,258,708.13
5,119,387.61
870,820,862.44
140
1,019,572.24
0.00
0
0.00
0.00
0
0.00
0
869,801,290.20
140
1,161.17
8,508.68
10,177.27
59,545.49
10,177.27
59,545.49
32,801.35
0.00
0.00
860.92
33,662.27
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(32,801.35
4,099,815.37
Interest Not Advanced (
Current Period
)
0.00
59,545.49
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(8,508.68
)
(1,161.17
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Statement Date:
Cash Reconciliation Summary PoolGroup I
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,060,747.70
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
3,079,469.07
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
3,056,431.58
)
(1,409.86
0.00
0.00
)
(98,876.34
)
(100,286.21
746,690.14
3,368.45
750,058.59
0.00
0.00
0.00
0.00
0.00
0.00
750,058.59
3,806,490.17
3,706,203.96
626,605,488.70
84
750,058.59
0.00
0
0.00
0.00
0
0.00
0
625,855,430.11
84
0.00
0.00
3,368.45
18,721.38
3,368.45
18,721.38
23,037.50
0.00
0.00
299.30
23,336.80
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(23,037.50
2,956,145.37
Interest Not Advanced (
Current Period
)
0.00
18,721.38
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Statement Date:
Cash Reconciliation Summary PoolGroup II
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,151,644.06
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,192,468.17
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,182,704.32
)
(549.48
0.00
0.00
)
(38,484.83
)
(39,034.32
262,704.83
6,808.82
269,513.65
0.00
0.00
0.00
0.00
0.00
0.00
269,513.65
1,452,217.97
1,413,183.65
244,215,373.74
56
269,513.65
0.00
0
0.00
0.00
0
0.00
0
243,945,860.09
56
1,161.17
8,508.68
6,808.82
40,824.11
6,808.82
40,824.11
9,763.85
0.00
0.00
561.62
10,325.47
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(9,763.85
1,143,670.00
Interest Not Advanced (
Current Period
)
0.00
40,824.11
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(8,508.68
)
(1,161.17
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
163,312.63
163,312.63
163,312.63
0.00
21.00%
21.53%
30/360
3.003000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,423,355.38
1,423,355.38
1,423,355.37
0.00
21.00%
21.53%
30/360
4.566000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
937,173.29
937,173.29
937,173.29
0.00
21.00%
21.53%
30/360
4.605000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
98,518.26
98,518.26
98,518.26
0.00
NA
NA
30/360
0.135759167%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
679,442.51
679,442.51
679,442.51
0.00
NA
NA
30/360
1.015291694%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
142,399.52
142,399.52
142,399.52
0.00
17.13%
17.56%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
46,297.21
46,297.21
46,297.21
0.00
15.88%
16.28%
30/360
4.984000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
93,634.80
93,634.80
93,634.80
0.00
13.38%
13.71%
30/360
5.040000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
52,246.34
52,246.34
52,246.34
0.00
12.00%
12.30%
30/360
5.113000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
57,283.98
57,283.98
57,283.98
0.00
10.63%
10.89%
30/360
5.606000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
57,213.78
57,213.78
57,213.78
0.00
9.25%
9.48%
30/360
5.599587257%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
57,218.45
57,218.45
57,218.45
0.00
7.88%
8.07%
30/360
5.599587257%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
82,467.15
82,467.15
82,467.15
0.00
5.63%
5.77%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
36,652.98
36,652.98
36,652.98
0.00
4.63%
4.74%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
27,487.68
27,487.68
27,487.68
0.00
3.88%
3.97%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
27,487.68
27,487.68
27,487.68
0.00
3.13%
3.20%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
4,582.65
4,582.65
4,582.65
0.00
3.00%
3.08%
30/360
4.932000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
18,363.65
18,363.65
18,363.65
0.00
2.50%
2.56%
30/360
4.942000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
94,677.45
95,687.69
94,677.46
1,010.24
0.00%
0.00%
30/360
5.096000000%
0.00
1,010.24
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,099,815.39
4,100,825.63
4,099,815.39
1,010.24
0.00
1,010.24
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
929766DZ3
AAA
NR
AAA
A-2
929766EA7
AAA
NR
AAA
A-1A
929766EH2
AAA
NR
AAA
XC
929766EF6
AAA
NR
AAA
XP
929766EG4
AAA
NR
AAA
B
929766EB5
AA
NR
AA
C
929766EC3
AA-
NR
AA-
D
929766ED1
A
NR
A
E
929766EE9
A-
NR
A-
F
929766EJ8
BBB+
NR
BBB+
G
929766EK5
BBB
NR
BBB
H
929766EL3
BBB-
NR
BBB-
J
929766EM1
BB+
NR
BB+
K
929766EN9
BB
NR
BB
L
929766EP4
BB-
NR
BB-
M
929766EQ2
B+
NR
B+
N
929766ER0
B
NR
B
O
929766ES8
B-
NR
B-
P
929766ET6
NR
NR
NR
Z
9ABSK957
NR
NR
NR

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720502.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Jan-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Jan-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Dec-03
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720502.2
Series 2003-C4
15-Feb-05
140
100.00%
869,801,290
97.54%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
323
5.70%
5.65%
0
0
0
0
18-Jan-05
140
100.00%
870,820,862
97.65%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
324
5.70%
5.65%
0
0
0
0
15-Dec-04
140
100.00%
871,835,450
97.76%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
325
5.70%
5.65%
0
0
0
0
15-Nov-04
140
100.00%
872,978,573
97.89%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
326
5.89%
5.84%
0
0
0
0
15-Oct-04
140
100.00%
873,982,607
98.01%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
327
5.70%
5.65%
0
0
0
0
15-Sep-04
140
100.00%
875,133,538
98.13%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
328
5.89%
5.84%
0
0
0
0
16-Aug-04
140
100.00%
876,109,146
98.24%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
329
5.89%
5.84%
0
0
0
0
15-Jul-04
140
100.00%
877,079,979
98.35%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
330
5.70%
5.65%
0
0
0
0
15-Jun-04
140
100.00%
878,177,552
98.48%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
331
5.89%
5.84%
0
0
0
0
17-May-04
140
100.00%
879,138,261
98.58%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
332
5.70%
5.65%
0
0
0
0
15-Apr-04
140
100.00%
880,226,079
98.71%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
333
5.89%
5.84%
0
0
0
0
15-Mar-04
140
100.00%
881,176,762
98.81%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
334
5.70%
5.65%
0
0
0
0
17-Feb-04
140
100.00%
882,387,087
98.95%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
98
335
5.70%
5.65%
0
0
0
0
15-Jan-04
140
100.00%
883,322,394
99.05%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
336
5.89%
5.84%
0
0
0
0
15-Dec-03
140
100.00%
884,222,631
99.15%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
100
337
5.70%
5.65%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Jan-05
22,672.50
22,672.50
0.00
B
73
1-Jan-05
22,089.83
22,089.83
0.00
B
81
1-Jan-05
15,290.54
15,290.54
0.00
B
118
1-Jan-05
9,669.89
9,669.89
0.00
B
129
69,722.76
69,722.76
Total
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720502.2
Series 2003-C4
Commercial Mortgage Pass-Through Certificates
31-Jan-05
15-Mar-05
18-Jan-05
15-Feb-05
15-Feb-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
39
77,795,475
8.94
109
5.96
1.50
%
0 to
3,000,000
%
58
231,449,540
26.61
95
5.83
1.38
%
3,000,000 to
6,000,000
%
14
99,595,175
11.45
83
5.71
1.54
%
6,000,000 to
9,000,000
%
10
105,742,531
12.16
79
5.67
1.64
%
9,000,000 to 12,000,000
%
7
92,081,581
10.59
88
5.57
1.52
%
12,000,000 to 15,000,000
%
5
86,640,357
9.96
76
5.66
1.62
%
15,000,000 to 20,000,000
%
7
176,496,631
20.29
74
5.50
1.38
%
20,000,000 &
Above
%
32,785,328
492,700
869,801,290
140
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,212,866
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
4.500%
%
to
5.000%
34
285,605,695
32.84
62
5.35
1.55
%
5.001%
%
to
5.500%
72
451,015,337
51.85
97
5.76
1.46
%
5.501%
%
to
6.000%
27
119,304,126
13.72
97
6.17
1.36
%
6.001%
%
to
6.500%
6
13,383,433
1.54
124
6.74
1.56
%
6.501%
%
to
7.000%
0
0
0.00
0
0.00
0.00
%
7.001%
%
to
7.500%
0
0
0.00
0
0.00
0.00
%
7.501%
%
to
8.000%
1
492,700
0.06
58
8.20
1.92
%
8.001%
%
&
Above
140
869,801,290
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
5.100%
8.200%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
0
0
0.00
0
0.00
0.00
%
%
to
61
120
7
20,633,818
2.37
161
5.66
1.00
%
%
to
121
180
2
5,382,617
0.62
207
6.26
1.34
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
214
156
9
26,016,436
Minimum Remaining Term
Maximum Remaining Term
2.99%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
11
90,511,951
10.41
36
5.47
1.56
%
%
25
to
36
9
108,889,070
12.52
44
5.30
1.39
%
%
37
to
60
108
638,086,761
73.36
96
5.79
1.50
%
%
61
to
120
3
6,297,074
0.72
157
6.73
1.17
%
%
121
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
157
35
131
843,784,855
Minimum Remaining Term
Maximum Remaining Term
%
97.01

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720502.2
Series 2003-C4
Commercial Mortgage Pass-Through Certificates
31-Jan-05
15-Mar-05
18-Jan-05
15-Feb-05
15-Feb-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
1
3,195,255
0.37
157
5.46
0.91
%
%
0.751 1.000
22
109,752,150
12.62
77
5.58
1.18
%
%
1.001 1.250
52
341,571,770
39.27
88
5.73
1.39
%
%
1.251 1.500
31
222,828,244
25.62
89
5.69
1.63
%
%
1.501 1.750
28
156,545,015
18.00
81
5.71
2.02
%
%
1.751 & Above
6
35,908,857
4.13
90
5.84
0.00
%
%
Unknown
2.470
0.910
140
869,801,290
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
6
18,243,151
2.10
147
5.77
1.21
%
%
1.001 1.250
93
647,799,491
74.48
84
5.71
1.39
%
%
1.251 1.500
36
173,152,958
19.91
88
5.68
1.72
%
%
1.501 1.750
5
30,605,690
3.52
78
5.55
2.21
%
%
1.751 & Above
2.180
1.150
140
869,801,290 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
24
187,107,042
21.51
76
5.74
1.56
%
%
Florida
11
75,100,853
8.63
65
5.48
1.54
%
%
Maryland
6
58,071,771
6.68
68
5.54
1.35
%
%
Colorado
7
48,834,699
5.61
104
5.59
1.44
%
%
Arizona
5
44,871,686
5.16
104
5.55
1.57
%
%
Virginia
4
37,702,497
4.33
97
5.82
1.61
%
%
Georgia
10
35,831,797
4.12
99
5.65
1.31
%
%
Oregon
4
35,663,181
4.10
63
5.50
1.75
%
%
Mississippi
4
32,060,494
3.69
104
5.78
1.46
%
%
Washington
3
27,026,850
3.11
46
5.39
1.30
%
%
North Carolina
6
25,649,071
2.95
96
5.76
1.61
%
%
Texas
8
24,966,642
2.87
96
6.02
1.26
%
%
Illinois
3
23,990,020
2.76
96
5.79
0.79
%
%
Delaware
2
22,915,465
2.63
97
5.41
1.93
%
%
Indiana
4
19,846,810
2.28
96
5.59
1.31
%
%
New Jersey
1
17,076,268
1.96
95
6.03
1.61
%
%
South Carolina
2
16,758,732
1.93
97
5.69
1.66
%
%
Alabama
4
16,337,953
1.88
68
6.08
0.40
%
%
Michigan
5
15,639,003
1.80
85
5.90
1.54
%
%
Minnesota
5
13,649,161
1.57
134
6.00
1.08
%
%
West Virginia
1
11,951,496
1.37
95
6.00
1.60
%
%
District of Columbia
3
11,109,960
1.28
97
5.40
1.45
%
%
Tennessee
3
9,431,209
1.08
112
6.25
1.34
%
%
New York
2
9,384,048
1.08
97
6.05
1.95
%
%
Pennsylvania
1
7,881,021
0.91
95
5.50
1.47
%
%
Maine
1
7,821,013
0.90
97
5.91
1.72
%
%
Missouri
3
6,884,651
0.79
96
6.06
1.47
%
%
Ohio
2
5,382,329
0.62
96
6.15
1.70
%
%
Nevada
1
4,381,001
0.50
93
6.00
1.64
%
%
Connecticut
1
4,121,473
0.47
157
5.60
1.57
%
%
Kentucky
1
3,588,263
0.41
95
6.15
1.93
%
%
Wisconsin
1
3,442,403
0.40
96
6.00
1.81
%
%
Utah
1
2,929,852
0.34
96
6.01
1.43
%
%
Kansas
1
2,392,578
0.28
98
5.57
1.26
%
%
100.00
869,801,290
140
%

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720502.2
Series 2003-C4
Commercial Mortgage Pass-Through Certificates
31-Jan-05
15-Mar-05
18-Jan-05
15-Feb-05
15-Feb-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
59
366,054,644
42.08
92
5.80
1.52
%
%
Multifamily
44
225,804,289
25.96
86
5.62
1.26
%
%
Office
14
142,133,871
16.34
76
5.70
1.69
%
%
Mobile home park
15
69,875,537
8.03
94
5.63
1.59
%
%
Mixed use
5
44,550,200
5.12
59
5.36
1.32
%
%
Industrial
3
21,382,748
2.46
81
5.77
1.63
%
%
869,801,290
140
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
105
622,307,314
71.55
94
5.75
1.47
%
%
ARD
28
167,323,240
19.24
75
5.67
1.52
%
%
IO/Amortizing/Balloon
7
80,170,736
9.22
48
5.39
1.46
%
%
869,801,290
140
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
119
777,933,474
89.44
85
1.47
%
%
5.66
13
to
24
20
91,375,117
10.51
91
1.53
%
%
6.05
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
1
492,700
0.06
58
1.92
%
%
8.20
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
140
869,801,290
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
16
167,297,898
19.23
36
5.35
1.41
%
%
2008
1
492,700
0.06
58
8.20
1.92
%
%
2009
4
37,131,158
4.27
59
5.47
1.70
%
%
2010
1
4,131,411
0.47
72
5.55
1.69
%
%
2011
4
26,722,869
3.07
94
5.95
1.56
%
%
2012
102
601,711,746
69.18
97
5.78
1.50
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
0
0
0.00
0
0.00
0.00
%
%
2015
12
32,313,509
3.72
168
5.97
1.09
%
%
2016 & Greater
100.00
869,801,290
140
%

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
5.93000%
11-Apr-13
WBCM3C4A
Retail
1.30
32,785,328
199,344
1
31-Dec-03
AZ
5.35000%
11-Mar-13
WBCM3C4A
Mobile home park
1.52
29,243,966
167,524
2
31-Dec-03
MD
5.19000%
1-Apr-08
WBCM3C4A
Mixed use
1.17
28,277,063
159,063
3
31-Dec-03
MS
5.61000%
11-Mar-13
WBCM3C4A
Retail
1.50
24,754,851
145,746
4
31-Dec-03
VA
5.88000%
11-Mar-13
WBCM3C4A
Retail
1.66
20,527,087
124,290
5
31-Dec-03
FL
5.10000%
11-Mar-08
WBCM3C4B
Multifamily
1.24
20,730,000
91,039
6
31-Dec-03
WA
5.35000%
11-Mar-08
WBCM3C4A
Office
1.30
20,178,336
115,592
7
31-Dec-03
CA
5.43000%
11-Feb-08
WBCM3C4A
Multifamily
1.32
18,645,147
105,695
8
25-Dec-03
OR
5.44000%
11-Jan-10
WBCM3C4A
Office
1.92
17,407,924
99,551
9
31-Dec-03
CA
5.80000%
11-Apr-13
WBCM3C4A
Office
1.83
17,213,859
103,269
10
31-Dec-03
NJ
6.03000%
11-Jan-13
WBCM3C4A
Office
1.61
17,076,268
105,259
11
31-Dec-03
CO
5.60000%
11-Apr-13
WBCM3C4A
Retail
1.43
16,297,160
95,751
12
IL
5.61000%
1-Mar-13
WBCM3C4B
Multifamily
0.00
14,153,996
83,333
13
31-Dec-03
CA
6.00000%
11-Feb-13
WBCM3C4A
Office
2.19
13,476,642
82,738
14
31-Dec-03
MD
5.60000%
11-Mar-13
WBCM3C4A
Industrial
1.68
13,288,795
82,097
15
31-Dec-03
DE
5.40000%
11-Mar-13
WBCM3C4A
Retail
2.37
13,163,308
75,807
16
31-Dec-03
FL
5.25000%
11-Jan-08
WBCM3C4A
Office
1.68
12,776,074
72,615
17
31-Dec-03
CO
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.46
12,751,299
74,682
18
31-Dec-03
IN
5.56000%
1-Feb-13
WBCM3C4B
Multifamily
1.36
12,471,468
73,160
19
31-Dec-03
WV
6.00000%
1-Jan-13
WBCM3C4B
Multifamily
1.60
11,951,496
73,445
20
31-Dec-03
SC
5.59000%
11-Mar-13
WBCM3C4B
Multifamily
1.72
11,585,550
68,068
21
31-Dec-03
CA
6.13000%
1-Dec-12
WBCM3C4A
Office
1.48
11,396,499
73,747
22
31-Dec-03
VA
5.78000%
11-Mar-13
WBCM3C4A
Retail
1.47
11,039,972
66,159
23
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
5.71000%
11-Feb-13
WBCM3C4A
Retail
1.26
11,018,746
65,657
24
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Retail
2.31
10,901,862
62,752
25
31-Dec-03
DE
5.43000%
11-Mar-13
WBCM3C4B
Multifamily
1.34
9,752,156
56,340
26
31-Dec-03
FL
5.81000%
11-Feb-13
WBCM3C4A
Retail
1.45
9,456,012
70,551
27
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Retail
1.74
9,441,791
54,347
28
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Retail
2.08
9,198,446
52,947
29
31-Dec-03
AZ
5.70000%
11-Mar-13
WBCM3C4B
Multifamily
1.88
8,105,701
48,173
30
31-Dec-03
PA
5.50000%
11-Jan-13
WBCM3C4B
Multifamily
1.47
7,881,021
45,991
31
31-Dec-03
ME
5.91000%
11-Mar-13
WBCM3C4B
Mobile home park
1.72
7,821,013
47,502
32
AL
6.12000%
1-Jan-08
WBCM3C4B
Multifamily
0.00
7,639,126
47,520
33
25-Dec-03
OR
5.44000%
11-Jan-10
WBCM3C4A
Office
1.60
7,594,392
43,430
34
31-Dec-03
NC
5.72000%
1-Dec-12
WBCM3C4A
Retail
1.58
7,444,638
44,498
35
31-Dec-03
NC
5.70000%
11-Apr-13
WBCM3C4A
Retail
1.46
7,349,255
47,583
36
31-Dec-03
CA
6.10000%
11-Apr-13
WBCM3C4A
Retail
1.27
7,074,558
47,481
37
31-Dec-03
GA
5.50000%
1-Oct-13
WBCM3C4B
Multifamily
1.33
6,664,840
42,372
38
31-Dec-03
NY
5.80000%
11-Apr-13
WBCM3C4A
Retail
1.80
6,675,261
40,046
39
25-Dec-03
OR
5.44000%
11-Jan-10
WBCM3C4A
Mixed use
1.45
6,608,107
37,790
40
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Retail
1.84
6,326,974
36,418
41
31-Dec-03
IL
6.07500%
1-Jan-13
WBCM3C4A
Retail
2.36
6,267,118
42,178
42
31-Dec-03
FL
5.56000%
11-Feb-13
WBCM3C4A
Office
2.04
6,143,172
36,037
43
31-Dec-03
FL
5.50000%
11-Mar-13
WBCM3C4B
Multifamily
1.81
5,951,018
34,635
44
31-Dec-03
CO
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.57
5,939,925
34,789
45
31-Dec-03
MD
5.71000%
11-Jan-13
WBCM3C4A
Office
1.71
5,610,858
33,468
46
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
5.64000%
11-Mar-10
WBCM3C4A
Retail
1.47
5,520,735
35,606
47
31-Dec-03
CA
5.75000%
1-Feb-08
WBCM3C4A
Industrial
1.17
5,385,166
31,805
48
31-Dec-03
SC
5.90000%
11-Feb-13
WBCM3C4A
Retail
1.53
5,173,181
31,436
49
31-Dec-03
GA
5.70000%
1-Feb-13
WBCM3C4B
Multifamily
1.22
5,070,306
30,181
50
31-Dec-03
GA
5.58000%
11-Jan-13
WBCM3C4A
Retail
1.16
5,061,702
29,787
51
AL
6.00000%
1-Mar-13
WBCM3C4A
Retail
0.00
4,743,600
29,078
52
31-Dec-03
GA
5.33000%
11-Mar-08
WBCM3C4B
Multifamily
1.37
4,678,531
26,744
53
31-Dec-03
NC
5.78000%
1-Jan-13
WBCM3C4B
Mobile home park
1.89
4,677,508
28,103
54
31-Dec-03
TX
5.90000%
11-Mar-13
WBCM3C4A
Retail
1.58
4,643,495
28,174
55
31-Dec-03
TX
5.52000%
11-Mar-13
WBCM3C4B
Mobile home park
1.45
4,585,693
26,745
56
31-Dec-03
CO
5.61000%
11-Mar-19
WBCM3C4A
Retail
1.16
4,244,741
36,561
57
30-Jun-04
CT
5.60000%
11-Mar-18
WBCM3C4A
Mixed use
1.57
4,121,473
37,008
58
31-Dec-03
NV
6.00000%
11-Nov-12
WBCM3C4A
Retail
1.64
4,381,001
26,980
59
31-Dec-03
CA
6.30000%
11-Feb-13
WBCM3C4A
Retail
1.33
4,273,409
29,294
60
31-Dec-03
MO
6.25000%
11-Feb-13
WBCM3C4A
Retail
1.33
4,200,175
26,449
61
31-Dec-03
FL
5.55000%
11-Feb-11
WBCM3C4A
Retail
1.69
4,131,411
26,485
62
31-Dec-03
DC
5.25000%
11-Mar-13
WBCM3C4B
Multifamily
1.53
4,044,196
25,168
63
31-Dec-03
CO
5.68000%
11-Mar-13
WBCM3C4B
Multifamily
1.47
4,052,435
24,034
64
31-Dec-03
MI
6.00000%
1-Feb-13
WBCM3C4A
Retail
1.50
4,052,758
24,881
65
31-Dec-03
OR
6.00000%
1-Feb-13
WBCM3C4B
Multifamily
1.79
4,052,758
24,881
66
31-Dec-03
OH
6.25000%
1-Jan-13
WBCM3C4A
Retail
1.66
4,005,290
25,244
67
31-Dec-03
MI
6.15000%
1-Feb-13
WBCM3C4B
Multifamily
1.18
3,985,821
24,847
68
31-Dec-03
MD
6.35000%
11-Feb-13
WBCM3C4A
Retail
1.29
3,961,924
25,201
69
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
WA
5.73000%
11-Mar-13
WBCM3C4B
Multifamily
1.20
3,926,496
23,409
70
31-Dec-03
CA
6.07000%
11-Mar-13
WBCM3C4A
Office
1.15
3,747,888
30,966
71
31-Dec-03
CA
5.38000%
11-Feb-08
WBCM3C4A
Multifamily
1.50
3,844,853
22,131
72
31-Dec-03
TX
5.89000%
1-Mar-13
WBCM3C4B
Mobile home park
1.41
3,792,813
22,989
B
73
MN
5.82000%
11-Feb-18
WBCM3C4B
Multifamily
0.00
3,561,145
32,532
74
31-Dec-03
FL
5.75000%
11-Feb-13
WBCM3C4A
Retail
1.49
3,800,000
18,815
75
31-Dec-03
DC
5.25000%
11-Mar-13
WBCM3C4B
Multifamily
1.42
3,659,035
22,771
76
31-Dec-03
MD
6.35000%
11-Feb-13
WBCM3C4A
Retail
1.30
3,648,883
23,209
77
31-Dec-03
FL
5.75000%
11-Feb-08
WBCM3C4A
Retail
1.53
3,589,970
23,434
78
31-Dec-03
MN
6.25000%
11-Feb-13
WBCM3C4A
Retail
1.31
3,629,892
22,858
79
31-Dec-03
VA
5.79000%
11-Feb-13
WBCM3C4B
Multifamily
1.72
3,585,029
21,540
80
31-Dec-03
KY
6.15000%
1-Jan-13
WBCM3C4A
Retail
1.93
3,588,263
22,389
B
81
31-Dec-03
IL
5.97500%
1-Feb-13
WBCM3C4A
Retail
1.18
3,568,906
21,855
82
31-Dec-03
AZ
6.24000%
11-Feb-13
WBCM3C4A
Retail
1.37
3,568,722
22,450
83
31-Dec-03
TN
5.85000%
1-Mar-13
WBCM3C4A
Retail
1.39
3,518,401
21,238
84
31-Dec-03
MS
6.00000%
1-Mar-13
WBCM3C4B
Multifamily
1.49
3,481,816
23,195
85
31-Dec-03
CA
6.20000%
11-Feb-13
WBCM3C4A
Office
1.45
3,519,147
22,049
86
31-Dec-03
GA
5.70000%
1-Jan-13
WBCM3C4B
Multifamily
1.12
3,506,593
20,894
87
31-Dec-03
GA
5.80000%
1-Nov-12
WBCM3C4B
Multifamily
1.65
3,500,731
21,123
88
31-Dec-03
WI
6.00000%
1-Feb-13
WBCM3C4A
Office
1.81
3,442,403
21,134
89
31-Dec-03
TN
6.30000%
1-Jan-13
WBCM3C4A
Retail
1.40
3,439,562
21,788
90
31-Dec-03
CA
5.46000%
11-Mar-18
WBCM3C4A
Retail
0.91
3,195,255
28,524
91
31-Dec-03
DC
5.75000%
11-Mar-13
WBCM3C4A
Mixed use
1.39
3,406,729
20,352
92
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
6.25000%
11-Feb-13
WBCM3C4A
Retail
0.00
3,373,340
21,242
93
31-Dec-03
MD
6.14000%
11-Feb-13
WBCM3C4B
Multifamily
1.11
3,284,249
22,198
94
31-Dec-03
FL
5.93000%
11-Mar-13
WBCM3C4A
Retail
1.62
3,226,488
19,637
95
31-Dec-03
CO
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.41
3,204,433
18,768
96
31-Dec-03
MI
5.50000%
1-Mar-13
WBCM3C4B
Mobile home park
1.72
3,170,625
18,453
97
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.27
3,056,514
17,733
98
31-Dec-03
FL
6.00000%
1-Feb-13
WBCM3C4B
Mobile home park
1.31
3,027,362
18,586
99
31-Dec-03
NC
6.00000%
11-Feb-13
WBCM3C4A
Retail
1.57
3,027,361
18,586
100
31-Dec-03
IN
6.00000%
1-Jan-13
WBCM3C4A
Retail
1.44
2,987,573
19,973
101
31-Dec-03
TX
5.98000%
11-Feb-13
WBCM3C4A
Retail
1.20
3,007,526
18,427
102
31-Dec-03
WA
5.20000%
11-Mar-08
WBCM3C4A
Retail
1.46
2,922,017
16,473
103
31-Dec-03
UT
6.01000%
11-Feb-13
WBCM3C4A
Retail
1.43
2,929,852
18,006
104
31-Dec-03
AZ
6.27000%
11-Dec-22
WBCM3C4A
Retail
1.37
2,733,646
21,386
105
31-Dec-03
MI
5.26000%
1-Jan-08
WBCM3C4B
Mobile home park
1.77
2,762,541
17,275
106
31-Dec-03
GA
6.24000%
11-Sep-21
WBCM3C4A
Retail
1.30
2,648,972
21,526
107
31-Dec-03
TX
6.75000%
1-Jan-13
WBCM3C4A
Retail
1.57
2,710,314
19,346
108
31-Dec-03
NY
6.65000%
1-Jan-13
WBCM3C4A
Industrial
2.33
2,708,787
19,169
109
31-Dec-03
VA
5.50000%
11-Feb-13
WBCM3C4A
Office
1.69
2,550,409
22,878
110
31-Dec-03
MN
5.82000%
11-Feb-18
WBCM3C4B
Multifamily
1.15
2,465,408
22,522
111
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.31
2,612,197
15,155
112
31-Dec-03
TN
6.74000%
1-Mar-18
WBCM3C4B
Multifamily
1.18
2,473,246
16,328
113
IN
5.40000%
11-Mar-13
WBCM3C4B
Multifamily
0.00
2,437,650
14,038
114
31-Dec-03
GA
5.70000%
1-Feb-13
WBCM3C4B
Multifamily
1.43
2,437,647
14,510
115
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
KS
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.26
2,392,578
14,013
116
31-Dec-03
CO
5.57000%
11-Apr-13
WBCM3C4A
Retail
1.52
2,344,707
13,733
117
31-Dec-03
MS
6.70000%
1-Feb-18
WBCM3C4B
Multifamily
1.13
2,351,658
15,487
B
118
31-Dec-03
MN
6.35000%
1-Jan-13
WBCM3C4A
Mixed use
2.32
2,136,829
20,191
119
31-Dec-03
FL
6.20000%
1-Mar-13
WBCM3C4A
Retail
1.73
2,269,346
14,197
120
31-Dec-03
NC
5.75000%
1-Mar-13
WBCM3C4B
Mobile home park
1.53
2,051,364
12,255
121
31-Dec-03
AL
6.28800%
1-Jan-13
WBCM3C4A
Retail
1.47
2,051,887
12,982
122
31-Dec-03
IN
5.40000%
11-Mar-13
WBCM3C4B
Multifamily
2.47
1,950,120
11,231
123
31-Dec-03
MN
5.72000%
11-Feb-20
WBCM3C4B
Multifamily
1.15
1,855,887
15,353
124
31-Dec-03
AL
5.90000%
1-Feb-13
WBCM3C4B
Mobile home park
1.83
1,903,340
11,566
125
31-Dec-03
MI
6.90000%
1-Feb-13
WBCM3C4B
Mobile home park
1.80
1,667,258
11,196
126
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.37
1,591,731
9,235
127
31-Dec-03
TX
6.36000%
1-Jan-13
WBCM3C4B
Mobile home park
1.23
1,485,715
9,468
128
31-Dec-03
MS
6.74000%
1-Mar-18
WBCM3C4B
Multifamily
1.22
1,472,170
9,719
B
129
31-Dec-03
MO
5.78000%
11-Mar-13
WBCM3C4B
Multifamily
1.22
1,416,633
8,489
130
31-Dec-03
OH
5.85000%
11-Mar-13
WBCM3C4A
Retail
1.80
1,377,040
9,051
131
31-Dec-03
TX
6.08000%
1-Feb-13
WBCM3C4B
Mobile home park
1.82
1,367,745
8,466
132
31-Dec-03
MO
5.74000%
11-Feb-13
WBCM3C4B
Multifamily
2.20
1,267,843
7,578
133
31-Dec-03
GA
5.68000%
11-Mar-18
WBCM3C4B
Multifamily
1.16
1,189,910
10,806
134
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.22
1,245,066
7,223
135
31-Dec-03
AZ
5.83000%
11-Feb-13
WBCM3C4B
Mobile home park
1.80
1,219,651
7,358
136
31-Dec-03
CA
5.48000%
11-Apr-13
WBCM3C4B
Multifamily
1.47
1,142,531
6,628
137
31-Dec-03
NC
5.75000%
1-Mar-13
WBCM3C4B
Mobile home park
1.97
1,098,945
6,565
138
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
GA
5.70000%
1-Feb-13
WBCM3C4B
Multifamily
1.35
1,072,565
6,384
139
31-Dec-03
CA
8.20000%
1-Dec-09
WBCM3C4A
Retail
1.92
492,700
4,161
140
869,801,290
5,292,370
0
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 720502.2
11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Feb-05
15-Feb-05
18-Jan-05
15-Mar-05
31-Jan-05
Commercial Mortgage Pass-Through Certificates
Series 2003-C4
ABN AMRO Acct: 720502.2
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

11-Feb-2005 - 14:03 (K923-K957) (c) 2005 LaSalle Bank N.A.